UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23758

Eagle Point Institutional Income Fund

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Thomas P. Majewski

c/o Eagle Point Institutional Income Fund

600 Steamboat Road, Suite 202

Greenwich, CT 06830

(Name and address of agent for service)

Copies to

Thomas J. Friedmann

Philip Hinkle
Dechert LLP
One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110
(617) 728-7120

Registrant’s telephone number, including area code: (203) 340-8500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Report to Stockholders

The Company’s Semiannual Report to stockholders for the six months ending June 30, 2022 is filed herewith.

EAGLE POINT
INSTITUTIONAL INCOME

2022
SEMIANNUAL REPORT

Eagle Point Institutional Income Fund

Semiannual Report – June 30, 2022

Letter to shareholders and Management Discussion of Fund Performance

Dear Shareholders:

We are pleased to provide you with the enclosed report of Eagle Point Institutional Income Fund (“we,” “us,” “our” or the “Fund”) for the period from June 1, 2022 (the date the Fund commenced operations) to June 30, 2022.

The Fund is a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is advised by Eagle Point Credit Management LLC (the “Adviser”). The Fund is organized as a Delaware statutory trust. The Fund offers its shares of beneficial interest (“Shares”) to investors on a continuous basis at their net asset value per share plus any applicable sales load. The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. We seek to achieve these objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) and may also invest in other securities or instruments that are related investments or that are consistent with our investment objectives.

The Adviser has significant expertise in CLO investing, including 55 years of combined CLO industry experience among the senior investment team and differentiated origination, due diligence, structuring and portfolio management techniques. The Adviser managed a total of 74 funds and separate accounts (including non-CLO strategies) with an aggregate of approximately $7.2 billion of assets under management (including undrawn capital commitments) as of June 30, 2022. The Fund was formed in order to provide access to institutional credit investment strategies to investors in a continuously offered, SEC-registered and non-traded format.

In the first six months of 2022 global markets continued to price in increased risk of recession, persistent inflation, geopolitical instability and the impact of supply chain challenges. For risk assets, it was one of the worst half-year performances on record. We witnessed the largest first-half decline in the S&P 500 in over 60 years, with the index falling 21%. High yield bonds declined over 14%, the second-largest six month loss on record (trailing only the second half of 2008). Investment grade bonds also declined over 14%, the largest six month loss in almost 14 years.

Loans meaningfully outperformed many other asset classes in the first half of 2022. The senior secured nature of the asset class, along with their floating rate structure, allowed loans to remain more resilient through the first half.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

Despite few corporate defaults, the value of CLO equity securities generally fell as the yields demanded in the secondary market widened meaningfully. While nearly all CLO securities faced mark-to-market drawdowns during the first half of 2022, it is in environments of loan price volatility where we believe CLO structures – and CLO equity in particular – are set up to outperform over the medium-term. Historically, it has been a good time to invest in CLO equity when loan prices are low. This is largely driven by CLOs’ high front-loaded cash flows and an ability to reinvest loan principal repayments (which are at par) into discounted loans in the secondary market. CLOs can do this with confidence due to their long-term non-mark-to-market financing structure.

The Fund commenced operations on June 1, 2022 with $10 million of seed capital from the Adviser and its affiliates. The Fund deployed capital prudently during the month of June and we are pleased with the Fund’s current investment portfolio composition. As of June 30, 2022, the Fund’s holdings consisted of nine CLO equity investments and three CLO debt investments, which represents exposure to 11 different CLO collateral managers. The weighted average effective yield of our CLO equity portfolio and CLO debt portfolio, based on current amortized cost, was 18.80%, as of June 30, 2022.

During the reporting period, the Fund acquired new issue investments in the primary market, while also selectively taking advantage of attractive buying opportunities in the secondary market. Seven of the Fund’s CLO equity investments were also investments made across other funds and accounts managed by the Adviser. As a result, the Fund (and such other funds and accounts) benefit from owning a majority position in the equity tranche, enabling our Adviser to exercise certain protective rights over the vehicle (such as the ability to call the CLO after the non-call period, to refinance/reprice certain CLO debt tranches after a period of time and to influence potential amendments to the governing documents of the CLO) that may reduce our risk in these investments and/or enhance the investment’s potential return.

In a rising rate environment, loans and CLOs, which pay a floating rate of interest, are expected to outperform fixed rate credit investments, such as high yield bonds and certain other corporate debt instruments. Generally, increases in interest rates are also expected to be beneficial to CLO equity and CLO debt cash flows over the medium-term. Accordingly, to the extent that LIBOR and SOFR continue to increase over the near-term, we anticipate the Fund’s cash flows will benefit.

For the period ended June 30, 2022, the Fund generated a -2.20% GAAP return on shareholders’ equity1, comprised of $29.8 thousand of net investment income offset by an unrealized loss on portfolio investments of $254.0 thousand. Net asset value per share as of June 30, 2022 was $9.78. Despite mark-to-market volatility amidst a challenging macroeconomic backdrop, we are pleased with the positive net investment income that the Fund generated with core, recurring

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

income in its first month of operations. Further, the Adviser’s proactive approach to managing the Fund is expected to continue to position the portfolio to create long-term shareholder value.

We want to highlight the Fund’s dividend reinvestment plan for shareholders. This plan allows shareholders to have their distributions automatically reinvested into new shares at the net asset value per share. We encourage all shareholders to carefully review the terms of the plan. See “Dividend Reinvestment Plan” in the enclosed report.

While the CLO market continues to command attention from investors worldwide, we believe the CLO market, and CLO equity in particular, remains inefficient and attractive. In less efficient markets, specialization matters and the Fund benefits from the investment experience of our Adviser, which applies a proprietary, private equity style investment approach to the fixed income market. This approach seeks to maximize returns while mitigating potential risks. We believe the scale and experience of our Adviser in CLO investing provides the Fund with meaningful advantages.

Market Overview2

Loan Market

Senior secured loans to larger US companies comprise the vast majority of our CLOs’ underlying portfolios. The Credit Suisse Leverage Loan Index3 (“CSLLI”), which is a broad index followed by many tracking the corporate loan market, generated a total return of -4.45% in the first half of 2022. Despite the negative return, U.S. leveraged loans have continued to outperform most other risk assets.

While nearly all loans fell in price during the first half, the dispersion between riskier and higher-quality issuers increased, as lower-rated borrowers were more significantly discounted in the secondary market. Importantly, loan downgrades remain limited with CCC-rated loans accounting for approximately 4% of the market at quarter end.

The percentage of loans trading below 80 increased just modestly quarter-over-quarter and they represented less than 3% of the market at June 30. The majority of loans were priced in the low 90s. We expect CLOs that are within their reinvestment periods that are able to reinvest par repayments from existing loans into discounted loans in the secondary market will be net beneficiaries over the medium term. For existing CLOs, an environment of loan price volatility, continued par prepayments on loans and limited defaults allows for greater relative value trading opportunities. Indeed, during the second quarter, the annualized prepayment rate for loans was over 14%. In these markets, for newly issued CLOs, it is an attractive environment to ramp portfolios with new, high-quality loans at handsome discounts to par. For secondary CLO equity purchases, we are able to capitalize on materially discounted prices for CLO equity securities.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

As recessionary fears continue to weigh on the market, concerns over the impact of increasing inflation, rising interest rates and supply chain issues remained amongst the prevailing risks identified by investors. The retail investor base took to a defensive risk-off position, reversing flows into loan mutual funds. For the first half of 2022, mutual funds and ETFs investing in U.S. leveraged loans experienced net inflows of $16.5 billion, compared to $27.7 billion of inflows for the same period in 2021.4

In concert with spread widening, U.S. leveraged loan issuance slowed significantly and refinancing activity remained quiet. Institutional loan issuance finished the first half of 2022 at $171.8 billion, compared to $330.7 billion for the first half of 2021. Total institutional loans outstanding stood at $1.4 trillion as of June 30, 2022.

Despite the market fears, the loan market recorded just two defaults in the first half of 2022. While defaults are expected to increase, the par-weighted trailing twelve month default rate for U.S. leveraged loans finished June at 0.28%, near all-time record lows. This compares to 1.25% at the end of June 2021 and the long-term default rate of 2.8%.5

We remain aware of greater leverage used by many borrowers in the loan market (and in our underlying portfolios). Many corporate borrowers took advantage of the strong demand for loans to refinance their existing debt, and in return, were able to extend the maturity dates of their debt outstanding. As such, the vast majority of the loan market matures beyond 2025.

CLO Market

The CLO market maintained steady momentum of new CLO creation into the second quarter, one of few areas of issuance across risk assets. While CLO liability spreads widened in parallel with the loan market, the underlying fundamentals for pricing a new CLO remained attractive. Total volumes for U.S. CLO new issuance were lower year-over-year, but still recorded a healthy figure of $71 billion for the first half of 2022.

In the primary market, average CLO AAA spreads reached 200 basis points over SOFR at June 30, a 54 basis point increase quarter-over-quarter, and nearly 86 basis points higher from the start of the year. Amidst the challenging macro and technical environment, a handful of U.S. banks – historically some of the lead buyers of CLO AAAs – paused on new commitments, putting further pressure on pricing. Through July, liability costs have continued to push wider, breaking the 200-point threshold for the first time since December 2020.

While the new issue market remained open in the second quarter, many new CLOs were priced with what we consider to be less than optimal structures. In June specifically, the market saw an increasing number of shorter-dated and static CLOs. As equity investors, we are acutely aware of the relationship between a demonstrable track record of consistent and strong CLO performance, and a CLO collateral manager’s ability to secure attractive financing costs in periods like the present. For

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

opportunistic equity investors able to secure CLO debt financing, a number of new “print-and-sprint” CLOs also priced during the final month of the second quarter.

CLO refinancing and reset activity was muted for most of the first half of 2022. We expect near-term opportunities to refinance to remain few in the wake of widening liability costs. In total, $5 billion in refinancings and $20 billion in resets were completed in the first half of 2022.

While we have started to see distressed ratios within the loan market increase, concentrations of CCC-rated loans within CLOs remain low at 4% and overcollateralization cushions are healthy. Risk of a near-term disruption in equity cash flows remains minimal, in our view.

As we look into the second half of the year, we remain constructive on the overall composition of our portfolio, but we acknowledge the uncertainties ahead. The largest risk for the CLO equity asset class, in our opinion, continues to be mark-to-market volatility, not ultimate loss of capital. It is this ability of CLOs to buy loans at large discounts to par (without any risk to its financing structure) in a stressed market environment that have enabled CLOs to exhibit strong performance through multiple market cycles. While past performance is not necessarily indicative of future results, the proven playbook of CLOs, with locked-in financing longer than its assets, remains unchanged.

Additional Information

In addition to the Fund’s regulatory requirement to file certain quarterly and annual portfolio information as described further in the enclosed report, the Fund makes certain additional financial information available to investors via our website (www.EaglePointInstitutionalIncome.com).

Subsequent Developments

As of July 31, 2022, the Fund’s net asset value per share was $9.73. This represents a decrease of 0.5% compared to the net asset value per share as of June 30, 2022 and it is inclusive of the Fund’s first monthly distribution of $0.074 per share payable to shareholders of record on July 28, 2022.6

Pursuant to the continuous offering, in the period from July 1, 2022 through August 1, 2022, the Fund issued shares for total net proceeds to the Fund of $2.6 million.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

* * * * *

Management remains keenly focused on continuing to create value for our shareholders. We appreciate the trust and confidence our fellow shareholders have placed in the Fund.

Thomas Majewski

Chief Executive Officer

This letter is intended to assist shareholders in understanding the Fund’s performance during the period from June 1, 2022 to June 30, 2022. The views and opinions in this letter were current as of August 1, 2022. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this shareholder letter and you should not consider information contained on our website to be part of this shareholder letter or any other report we file with the Securities and Exchange Commission.

Past performance is not indicative of, or a guarantee of, future performance.

Please see page 8 for endnotes.

ABOUT OUR ADVISER

Eagle Point Credit Management LLC is a specialist asset manager focused on investing in CLO securities and other income-oriented credit investments. As of June 30, 2022, our Adviser had approximately $7.2 billion of assets under management (inclusive of undrawn capital commitments).7

Notes

[1]	Return on our equity reflects the Fund’s cumulative monthly performance net of applicable expenses and fees measured against beginning capital adjusted for any equity issued during the period.
[2]	JPMorgan Chase & Co.; S&P Capital IQ; S&P LCD; Credit Suisse.
[3]	The CSLLI tracks the investable universe of the US dollar-denominated leveraged loan market. The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index.
[4]	JPMorgan Chase & Co. North American Credit Research – JPM High Yield and Leveraged Loan Research (cumulative 2022 reports).
[5]	“Par-weighted default rate” represents the rate of obligors who fail to remain current on their loans based on the par amount.
[6]	A portion of distributions may be estimated to be a return of capital. The actual components of the Fund's distributions for U.S. tax reporting purposes can only be finally determined as of the end of each fiscal year of the Fund and are thereafter reported on Form 1099-DIV. A distribution comprised in whole or in part by a return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Future distributions may consist of a return of capital. Not a guarantee of future distributions or yield.
[7]	Calculated in the aggregate with its affiliate Eagle Point Income Management LLC.

Page Intentionally Left Blank

Important Information about this Report and Eagle Point Institutional Income Fund

This report is transmitted to the shareholders of Eagle Point Institutional Income Fund (“we”, “us”, “our” or the “Fund”) and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. Such offering is only made by the Fund’s prospectus, which includes details as to the Fund’s offering and other material information.

Investors should read the Fund’s prospectus, statement of additional information and other SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Fund. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing in securities of the Fund. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of June 30, 2022. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and Shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Liquidity will be provided by the Fund only through limited repurchase offers described below (if at all). An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. The Fund’s Shares will not be publicly traded and an investor should not expect to be able to sell Shares regardless of how the Fund performs.

Neither the Adviser nor the Fund provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Fund, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Fund. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Summary of Certain Unaudited Portfolio Characteristics

The information presented below is as of June 30, 2022 and derived from the Fund’s unaudited financial statements for the period from June 1, 2022 (commencement of operations) to June 30, 2022.

Summary of Portfolio Investments[1]

Cash: $0.8 million[1]

Number of CLO Securities	12
Number of Collateral Managers	11
Fair Value of CLO Equity Securities	$7,956,757
Fair Value of CLO Debt Securities	$1,016,423

1 The summary of portfolio investments shown is based on the estimated fair value of the underlying positions and cash net of pending settlements as of June 30, 2022.

Consolidated Financial Statements for the Period From June 1, 2022

(Commencement of Operations) to June 30, 2022 (Unaudited)

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statement of Assets and Liabilities

As of June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $9,227,170)	$8,973,180
Cash and cash equivalents	1,451,451
Interest receivable	97,058
Expense limitation payments due from Adviser (Note 4) (1)	14,094
Total Assets	10,535,783

LIABILITIES
Payable for securities purchased	680,979
Professional fees payable	37,970
Management fee payable	14,094
Trustee fees payable	8,753
Administration fees payable	8,716
Other expenses payable	959
Total Liabilities	751,471

COMMITMENTS AND CONTINGENCIES (Note 7)

NET ASSETS applicable to 1,000,853 shares of beneficial interest outstanding	$9,784,312

NET ASSETS consist of:
Paid-in capital (Note 5)	$10,008,530
Aggregate distributable earnings (losses)	(224,218)
Total Net Assets	$9,784,312

Shares of beneficial interest outstanding	1,000,853

Net asset value per share	$9.78

(1) The Fund and Adviser entered into an expense limitation and reimbursement agreement ("ELA").  Pursuant to the ELA the Adviser may pay directly or indirectly, the Fund's operating expenses or waive fees to the extent deems it appropriate in the effort to limit expenses borne by the Fund.  For the period from June 1, 2022 (Commencement of Operations) through June 30, 2022, the Adviser provided expense limitation to the fund of $14,094, all of which was payable to the Fund by the Adviser at June 30, 2022.  The Adviser may seek reimbursement of such expense limitation for a period of three years. See Note 4 "Related Party Transactions" for further discussion.

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Schedule of Investments

As of June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

Issuer (1)	Investment (2)	Maturity Date	Reference Rate and Spread	Interest Rate/ Effective Yield	Acquisition Date (3)	Principal Amount	Cost	Fair Value (4)	% of Net Assets
Investments at Fair Value
CLO Debt (5)
Structured Finance
Apidos CLO XXXI	Secured Note - Class E-R	04/15/31	3M L+6.60%	7.64%	06/07/22	$525,000	$486,401	$471,923	4.82%
Barings CLO Ltd. 2022-II	Secured Note - Class E	07/15/35	3M S+7.84%	9.96%	06/21/22	100,000	99,000	99,000	1.01%
Tralee CLO VII, Ltd.	Secured Note - Class E	04/25/34	3M L+7.39%	8.57%	06/02/22	550,000	485,813	445,500	4.55%
							1,071,214	1,016,423	10.38%

CLO Equity (6)(7)
Structured Finance
Barings CLO Ltd. 2022-II	Income Note (8)	07/15/72	N/A	29.50%	06/21/22	1,000,000	381,166	381,166	3.90%
Battalion CLO XXIII Ltd.	Income Note (8)	07/15/36	N/A	20.04%	05/19/22	600,000	479,072	480,943	4.92%
BlueMountain CLO XXIV Ltd.	Subordinated Note	04/20/34	N/A	20.47%	05/31/22	750,000	498,750	457,823	4.68%
Dryden 94 CLO, Ltd.	Income Note (8)	07/15/37	N/A	19.19%	04/28/22	3,000,000	2,450,338	2,440,964	24.95%
Generate CLO 9 Ltd.	Subordinated Note	10/20/34	N/A	19.54%	05/31/22	600,000	486,000	461,300	4.71%
Octagon 58, Ltd.	Income Note (8)	07/15/37	N/A	18.25%	04/21/22	3,000,000	2,413,608	2,384,830	24.37%
Regatta XXI Funding Ltd.	Subordinated Note	10/20/34	N/A	17.65%	06/10/22	650,000	487,260	432,016	4.42%
RR 15 Ltd.	Subordinated Note	04/15/36	N/A	18.43%	06/08/22	575,000	491,625	443,923	4.54%
Wind River 2022-2 CLO Ltd.	Income Note (8)	07/20/35	N/A	22.53%	06/03/22	600,000	468,137	473,792	4.84%
							8,155,956	7,956,757	81.33%

Total investments at fair value as of June 30, 2022							$9,227,170	$8,973,180	91.71%

Net assets above (below) fair value of investments								811,132

Net Assets as of June 30, 2022								$9,784,312

(1) The Fund is not affiliated with, nor does it "control" (as such term is defined in the Investment Fund Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to "control" an issuer if it owned 25% or more of its voting securities.

(2) Securities exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.  As of June 30, 2022, the aggregate fair value of these securities is $8,973,180, or 91.71% of the Fund's net assets.

(3) Acquisition date represents the initial date of purchase.

(4) Fair value is determined in good faith in accordance with the Fund's valuation policy and is approved by the Fund's Board of Trustees.

(5) CLO debt positions reflect the interest rate as of the reporting date.

(6) The fair value of CLO equity investments are classified as Level III investments.  See Note 3 "Investments" for further discussion.

(7) CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses.  The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment.  It is the Fund's policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.  The effective yield and investment cost may ultimately not be realized. As of June 30, 2022, the Fund's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 19.60%.

(8) Fair value includes the Fund's interest in fee rebates on CLO subordinated and income notes.

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statement of Operations

For the period from June 1, 2022 (Commencement of Operations) through June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$82,659
Other income	3,510
Total Investment Income	86,169
EXPENSES
Professional fees	37,970
Management fee (Note 4)	14,094
Trustee fees	8,753
Administration fees	8,716
Other expenses	958
Total Expenses	70,491

Expense limitation provided by Adviser (Note 4) (1)	(14,094)

Net Expenses	56,397

NET INVESTMENT INCOME	29,772

REALIZED AND UNREALIZED GAIN (LOSS)
Net change in unrealized appreciation (depreciation) on investments	(253,990)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(253,990)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(224,218)

(1) See note 1 on the Consolidated Statement of Assets and Liabilities.

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statement of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

Period from
June 1, 2022
(Commencement of
Operations) through
June 30, 2022
Net Increase (decrease) in net assets resulting from operations:
Net investment income	$29,772
Net change in unrealized appreciation (depreciation) on investments	(253,990)
Total net increase (decrease) in net assets resulting from operations	(224,218)

Capital share transactions:
Proceeds from shares of beneficial interest sold	9,908,530
Total capital share transactions:	9,908,530

Total increase (decrease) in net assets	9,684,312
Net assets at beginning of period	100,000
Net assets at end of period	$9,784,312

Capital share activity:
Shares of beneficial interest sold	990,853
Total increase (decrease) in capital share activity	990,853

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Statement of Cash Flows

For the period from June 1, 2022 (Commencement of Operations) through June 30, 2022

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(224,218)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investments	(8,546,191)
Net change in unrealized (appreciation) depreciation on investments	253,990
Change in assets and liabilities:
Interest receivable	(97,058)
Expense limitation due from Adviser	(14,094)
Professional fees payable	37,970
Management fee payable	14,094
Trustee fees payable	8,753
Administration fees payable	8,716
Other expenses payable	959
Net cash provided by (used in) operating activities	(8,557,079)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares of beneficial interest sold	9,908,530
Net cash provided by (used in) financing activities	9,908,530

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,351,451

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	100,000

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,451,451

See accompanying notes to the consolidated financial statements

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

1.	ORGANIZATION

Eagle Point Institutional Income Fund (the “Fund”) was formed as a Delaware Statutory Trust on October 22, 2021, and is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Fund’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities and securities and instruments of corporate issuers. The CLO securities in which the Fund primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

As of June 30, 2022, the Fund had two wholly-owned subsidiaries: EPIIF Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, and EPIIF Sub II (Cayman) Ltd. (“Sub II”), a Cayman Islands exempted company. As of June 30, 2022, Sub I and Sub II represent 0.0% and 4.4% of the Fund’s net assets, respectively.

The Fund commenced operations on June 1, 2022 and is offering its shares of beneficial interest (“Shares”) on a continuous basis at the applicable period end net asset value per share plus any applicable sales loads.

The Fund intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Fund and manages the investments of the Fund subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Fund (the “Administrator”).

UMB Bank n.a. serves at the Fund’s custodian.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Fund and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Fund is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP may require management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Fund’s investments is determined in accordance with the Fund’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Fund.

The Fund accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Fund’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Fund’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

See Note 3 “Investments” for further discussion relating to the Fund’s investments.

In valuing the Fund’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, price indications from a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Fund engages a third-party independent valuation firm as an input to the Fund’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Fund’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Fund applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances, interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Fund does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40, Beneficial Interests in Securitized Financial Assets, requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Fund’s policy to update the effective yield for each CLO equity position held within the Fund’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income includes the Fund’s share of income under the terms of fee rebate agreements.

Securities Transactions

The Fund records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Fund has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Fund maintains its cash in bank accounts,

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of June 30, 2022.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Offering Costs

Offering costs of the Fund are capitalized and amortized to expense over the twelve month period following such capitalization on a straight line basis. For the period from June 1, 2022 to June 30, 2022, offering costs incurred by the Fund have been paid for by the Adviser, for which it has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s offering costs.

Organization Costs

Organizational costs of the Fund are expensed as incurred. For the period from June 1, 2022 to June 30, 2022, organizational costs incurred by the Fund have been paid for the by the Adviser, for which it has not yet sought reimbursement. See Note 4 “Related Party Transactions” for further discussion of the Fund’s organizational costs.

Federal and Other Taxes

The Fund intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to shareholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. The Fund has adopted November 30th as its fiscal tax year end.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

As of June 30, 2022, the federal income tax cost and net unrealized depreciation on securities were as follows:

Cost for federal income tax purposes	$9,227,170

Gross unrealized appreciation	$7,526
Gross unrealized depreciation	(261,516)
Net unrealized depreciation	$(253,990)

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

Distributions

The Fund intends to make regular monthly distributions from net investment income. Distributions from net realized capital gains, if any, are declared and paid annually. The Fund also intends to make at least annual distributions of all or a portion of the Fund's net realized capital gains. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Fund’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of June 30, 2022:

Assets	Level I	Level II	Level III	Total
CLO Debt	$-	$1,016,423	$-	$1,016,423
CLO Equity	-	-	7,956,757	7,956,757
Total Assets at Fair Value	$-	$1,016,423	$7,956,757	$8,973,180

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the period from June 1, 2022 to June 30,2022:

CLO Equity
Beginning Balance at June 1, 2022	$-
Purchases of investments	8,155,956
Proceeds from sales or maturity of investments	-

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(199,199)
Balance as of June 30, 2022 (1)	$7,956,757

Change in unrealized appreciation (depreciation) on investments still held as of June 30, 2022	$(199,199)

(1) There were no transfers into or out of Level III investments during the period.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations, if applicable. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of June 30, 2022. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Fund’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Fund’s fair value measurements as of June 30, 2022. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of June 30, 2022	Valuation Techniques/ Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$7,575,591	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 3.09%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.35% - 3.75% / 3.57%
			Reinvestment Price	99.50%
			Recovery Rate	69.52% - 70.00% / 69.94%
			Expected Yield	18.64% - 23.84% / 20.03%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Fund holds as of the reporting date.

Certain of the Fund’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions and data reported by trustees. Fair value of $381,166 has been excluded from the table due to being valued at transaction cost.

Valuation of CLO Debt

The Fund’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Fund’s investment in CLO debt, such positions are considered Level II assets.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Fund. The Fund’s prospectus provides a detailed discussion of the Fund’s risks and considerations. The risks described in the prospectus are not the only risks the Fund faces. Additional risks and uncertainties not currently known to the Fund or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Fund’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The COVID-19 pandemic has magnified these risks and has had, and may continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment have been impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Fund and its underlying investments.

Following the onset of the pandemic, certain CLOs held by the Fund experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Fund held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Fund’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Fund may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Fund’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Fund from making sales to mitigate losses on such investments.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

Risks of Investing in CLOs

The Fund’s investments consist primarily of CLO securities and the Fund may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Fund and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate in the right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Fund may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Fund’s investments in senior secured loans through equity and junior debt tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Fund’s cash flow, fair value of its assets and operating results. In the event that the Fund’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to shareholders or to make other payments on the Fund’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Fund invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. On July 29, 2021, the Alternative Reference Rates Committee (“ARRC”) announced that it recommended Term SOFR, a similar forward-looking term rate which will be based on SOFR, for business loans.

As of the date of the consolidated financial statements, certain senior secured loans had already transitioned to utilizing SOFR based interest rates and newly issued CLO debt securities had begun to transition to such replacement rate. Nevertheless, there can be no assurance that Term SOFR will ultimately be broadly adopted as

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

a replacement to LIBOR.

Loans held by CLO issuers and other issuers in which the Fund may invest may reference LIBOR, and the termination of LIBOR presents risks to such issuers and, indirectly, the Fund. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii) the CLO securities in which the Fund invests.

If LIBOR is eliminated as a benchmark rate, market participants (including the Fund) may be subject to the risk that an acceptable transition mechanism may not be found or may not be suitable for a particular issuer. In addition, any alternative reference rate and any pricing adjustments required in connection with the transition from LIBOR may impose costs on issuers or may not be suitable to close out positions and enter into replacement trades. Any such consequence could have a material adverse effect on an issuer in whose securities the Fund may invest and their ability to make distributions or service outstanding debt. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Fund’s net investment income and portfolio returns.

Rising Interest Rate Environment

As of the date of the consolidated financial statements, the U.S. Federal Reserve has increased certain interest rates as part of its efforts to combat rising inflation. The prospect of further rate increases magnifies the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Fund invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Fund invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Fund holds.

Leverage Risk

The Fund may incur leverage, including indebtedness for borrowed money, the issuance of debt securities or preferred stock, and leverage in the form of derivative transactions, repurchase agreement transactions, short sale

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

transactions, and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Fund’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Fund invests or in derivative instruments in which the Fund may invest. Accordingly, there is effectively a layering of leverage in the Fund’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Fund’s net asset value (“NAV”). For instance, any decrease in the Fund’s income would cause net income to decline more sharply than it would have had the Fund not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Fund’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Fund invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Fund generally has the right to receive payments only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Fund invests, an underlying asset of any such CLO or any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Fund’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Fund’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Fund’s NAV. To the extent the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Fund invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances. Heightened inflationary pressures could increase the risk of default by our underlying obligors.

Low Or Unrated Securities Risks

The Fund invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high-yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Fund may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high-yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

Risks Related to Russia’s Invasion of Ukraine

Russia’s military incursion into Ukraine, the response of the United States and other countries, and the potential for wider conflict, has increased volatility and uncertainty in the financial markets and may adversely affect the Fund. Immediately following Russia’s invasion, the United States and other countries imposed wide-ranging economic sanctions on Russia, individual Russian citizens, and Russian banking entities and other businesses,

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

including those in the energy sector. These unprecedented sanctions have been highly disruptive to the Russian economy and, given the interconnectedness of today’s global economy, could have broad and unforeseen macroeconomic implications. The ultimate nature, extent and duration of Russia’s military actions (including the potential for cyberattacks and espionage), and the response of state governments and businesses, cannot be predicted at this time. However, further escalation of the conflict could result in significant market disruptions, and negatively affect global supply chains, inflation and global growth. These and any related events could negatively impact the performance of the Fund’s underlying obligors.

4.	RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective February 11, 2022, the Fund entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Fund will pay the Adviser a management fee and an incentive fee for its services.

Base management fee

The base management fee is calculated monthly and payable quarterly in arrears at an annual rate of 1.75% of the Fund’s “Managed Assets”, provided, that, if the Fund calculates its net asset value more frequently than monthly, the base management fee shall be calculated on the same frequency as the net asset value is calculated. Managed Assets are defined as the Fund’s total assets (including assets attributable to the Fund’s use of leverage) minus the sum of the Fund’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The Fund was charged a management fee of $14,094 for the period from June 1, 2022 to June 30, 2022, all of which was payable as of June 30, 2022.

Incentive fee

The incentive fee is payable quarterly, in arrears, on the pre-incentive fee net investment income (“PNII”) for the immediately preceding quarter. For this purpose, PNII means (a) interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees) accrued during the calendar quarter, minus (b) the Fund’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) to the Administrator, and any interest expense and/or dividends paid on any issued and outstanding debt or preferred stock, but excluding organizational and offering expenses and the incentive fee) after giving application to any reimbursement or recoupment under the ELA (as defined below). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. PNII does not include any realized or unrealized capital gains or losses.

PNII, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter. The Fund pays the Adviser an incentive fee with respect to the Fund’s PNII in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the Fund’s PNII does not exceed the hurdle rate of 2.00%; (2) 100% of the Fund’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but equal to or less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Fund’s PNII, if any, exceeding 2.50% in any calendar quarter. The Fund did not incur incentive fees for the period from June 1, 2022 to June 30, 2022.

Administration Agreement

Effective February 11, 2022, the Fund entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Fund’s required administrative services, which include being responsible for the financial records which the Fund is required to maintain and preparing reports which are disseminated to the Fund’s shareholders. In addition, the Administrator provides the Fund with accounting services, assists the Fund in determining and publishing its net asset value, oversees the preparation

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

and filing of the Fund’s tax returns, monitors the Fund’s compliance with tax laws and regulations, and prepares and assists the Fund with any audit of the financial statements by an independent public accounting firm. The Administrator is also responsible for managing the printing and disseminating reports to the Fund’s shareholders and maintaining the Fund’s website, providing support to investor relations, generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others, and providing such other administrative services as the Fund may designate from time to time.

The Administration Agreement may be terminated by the Fund without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Fund. The Administration Agreement is approved by the Board, including by a majority of the Fund’s independent trustees, on an annual basis.

To the extent the Administrator outsources any of its functions, the Fund pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to UMB Fund Services, Inc. (“UMB”).

For the period from June 1, 2022 to June 30, 2022, the Fund was charged a total of $8,716 in administration fees consisting of $0 and $8,716, relating to services provided by the Administrator and UMB, respectively, which are included in the Consolidated Statement of Operations and, of which $8,716 was payable as of June 30, 2022.

Expense Limitation and Reimbursement Agreement

Effective February 11, 2022, the Fund and the Adviser entered into an expense limitation and reimbursement agreement (the “ELA”) that has an initial term expiring two years after its effective date.

Pursuant to the ELA, the Adviser may pay, directly or indirectly, the Fund’s operating expenses or waive fees due by the Fund to the Adviser or affiliates of the Adviser to the extent deems it appropriate in the effort to limit expenses borne by the Fund. Expense payments or waivers made by the Adviser may be subject to reimbursement from the Fund for up to three years after such expense payment or waiver was made. Reimbursement must be approved by the Board prior to recoupment by the Adviser. For the period from June 1, 2022 to June 30, 2022, the Adviser provided an expense limitation $14,094 and is recorded on the Statement of Assets and Liabilities as due from Adviser.

The following amounts are subject to reimbursement by the Adviser by the following dates:

		Expense Limitation	Expense Limitation
	Expense Limitation	Payments	Payments	Unreimbursed
	Payments Due From	Received From	Reimbursed to	Expense
Period Ended	Adviser	Adviser	Adviser	Limitation
6/30/2025	$14,094	$0	$0	$14,094

Organizational and Offering Expense Support and Reimbursement Agreement

Pursuant to the organizational and offering ("O&O") expense support and reimbursement agreement ("O&O Agreement") executed on February 11, 2022, the Fund may pay for O&O expenses up to a limit of 1.50% of gross proceeds raised in the Fund’s offering of its Shares Any O&O expenses subject to O&O expense reimbursement are reimbursable by the Fund up to three years after the date on which such O&O expenses were paid on the Fund’s behalf. Reimbursement can only be made if the Fund is able to make the O&O Expense Reimbursement without exceeding the 1.50% limit at the time of such reimbursement. Reimbursement must be approved by the Board. The Adviser, on behalf of the Fund, paid or incurred O&O costs of approximately $0.9 million for the period from the Fund’s formation on October, 22 2021 to June 30, 2022. As of June 30, 2022, the Adviser has not sought reimbursement for these O&O expenses.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

5.	SHAREHOLDERS’ EQUITY

On January 25, 2022, the Adviser purchased 10,000 shares of the Fund’s Shares at $10.00 per share, which represents the initial public offering price of $10.64 per share, net of the maximum upfront sales load. The proceeds were held in escrow until the Fund’s commencement of operations on June 1, 2022.

On June 1, 2022, the Fund held its initial offering of Shares, raising total proceeds of $9,908,530 at $10.00 per share, which represents the initial offering price of $10.64 per share, net of the maximum upfront sale load. No sales load was incurred as part of the initial offering.

At June 30, 2022, the Fund had 1,000,853 Shares issued and outstanding.

Repurchases of Shares by the Fund

An investment in the Fund’s Shares is not suitable for investors that require short-term liquidity. No shareholder has the right to require the Fund to redeem any Shares. To provide shareholders with limited liquidity, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. Subject to the Board’s discretion, the Fund intends to offer to repurchase Shares from shareholders in each quarter in an amount up to 5% of the Fund’s net asset value. The Fund may extend multiple offers to repurchase Shares in a quarter in an aggregate amount of 5% of the Fund’s net asset value. For the period from June 1, 2022 to June 30, 2022, there were no repurchase offers.

6.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of June 30, 2022, 92.92% was owned by the Adviser and senior investment team of the Fund.

7.	COMMITMENTS AND CONTINGENCIES

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Fund does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of June 30, 2022, the Fund had no unfunded commitments.

8.	INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, during the normal course of business, the Fund enters into contracts containing a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known; however, the Fund expects any risk of loss to be remote.

9.	SUBSEQUENT EVENTS

Pursuant to the continuous offering, in the period from July 1, 2022 through August 19, 2022, the Fund issued Shares for total net proceeds to the Fund of $2.6 million.

Eagle Point Institutional Income Fund & Subsidiaries
Notes to Consolidated Financial Statements
June 30, 2022

(Unaudited)

On August 5, 2022, the Fund paid a distribution of $0.0740 per share to shareholders of record as of July 28, 2022.

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

Eagle Point Institutional Income Fund & Subsidiaries

Consolidated Financial Highlights

(Unaudited)

Period from
June 1, 2022
(Commencement of
Operations) through
June 30, 2022
Per Share Data	(Unaudited)
Net asset value at beginning of period	$10.00

Net investment income (1)	0.03

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1)	(0.25)

Net income (loss) and net increase (decrease) in net assets resulting from operations (1)	(0.22)

Net asset value at end of period	$9.78

Total net asset value return (2)	(2.20)%

Shares of beneficial interest outstanding at end of period	1,000,853

Ratios and Supplemental Data:
Net asset value at end of period	$9,784,312
Ratio of expenses to average net assets (3)	5.14%
Ratio of net investment income to average net assets (3)	5.58%
Portfolio turnover rate (4)	0.00%

Footnotes to Financial Highlights:

(1) Per share amounts are based on weighted average of shares of beneficial interest outstanding for the period.

(2) Not annualized.

(3) Annualized.  Ratios for the period from June 1, 2022 to June 30, 2022 reflect expense limitation provided by the Adviser to offset management fees of 1.75%.

(4) The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total investment sales executed during the period and repayments of principal, divided by the average fair value of investments for the same period.

Dividend Reinvestment Plan

Subject to our Board of Trustees’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted an “opt in” distribution reinvestment plan (“DRIP”) pursuant to which shareholders may elect to have the full amount of your cash distributions reinvested in additional Shares. Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. Participants in our DRIP are free to elect or revoke reinstatement in the DRIP within a reasonable time as specified in the plan. If shareholders elect to participate in the DRIP, distributions on Shares are automatically reinvested in additional Shares by UMB Fund Services, Inc., or the “DRIP Agent.” Holders of our Shares who receive distributions in the form of additional Shares are nonetheless required to pay applicable federal, state or local taxes on the reinvested distribution and will not receive a corresponding cash distribution with which to pay any applicable tax. Reinvested distributions increase our shareholders’ equity on which a management fee is payable to the Adviser.

Shares will be issued pursuant to the DRIP at their net asset value. There is no sales load or other charge for distributions reinvestment. A request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

We and the DRIP Agent reserve the right to amend or terminate the DRIP upon written notice to each participant at least 30 days before the record date for the payment of any dividend or distribution by us.

All correspondence or additional information about the DRIP should be directed to UMB Fund Services, Inc., (866) 661-6615 or by mail: 235 West Galena Street, Milwaukee, Wisconsin 53212.

Additional Information

Management

Our Board of Trustees (the “Board”) is responsible for managing the Fund’s affairs, including the appointment of advisers and sub-advisers. The Board has appointed officers who assist in managing the Fund’s day-to-day affairs.

The Board

The Board currently consists of six members, four of whom are not “interested persons” (as defined in the 1940 Act) of the Fund. The Fund refers to these trustees as the Fund’s “independent trustees.”

The trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices with the same company for the last five years. Certain of the Fund’s officers and trustees also are officers or managers of our Adviser and its affiliates. Each of our trustees also serves as a director of Eagle Point Credit Company Inc., a registered investment company for which our Adviser serves as investment adviser and Eagle Point Income Company Inc., a registered investment company for which an affiliate of our Adviser serves as investment adviser.

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]

Interested Trustees[2]

Thomas P. Majewski Age: 47	Trustee, Chief Executive Officer and Principal Executive Officer	Since inception[4]	Managing Partner of Eagle Point Income Management LLC since September 2018; Managing Partner of Eagle Point Credit Management LLC since September 2012. Chief Executive Officer of Eagle Point Income Company Inc. since October 2018; Chief Executive Officer of Eagle Point Credit Company Inc. since May 2014.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.

James R. Matthews Age: 55	Trustee	Since inception[4]	Managing Director of Stone Point Capital LLC.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.

Independent Trustees

Scott W. Appleby Age: 57	Trustee	Since inception[4]	President of Appleby Capital, Inc., a financial advisory firm, since April 2009.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.

Kevin F. McDonald Age: 56	Trustee	Since inception[4]

Chief Operating Officer of AltaRock Partners, an asset management firm, since January 2019; Director of Business Development and Investor Relations of Folger Hill Asset Management, LP from December 2014 to July 2018; Principal of Taylor Investment Advisors, LP from March 2002 to March 2017.

Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.
Paul E. Tramontano Age: 60	Trustee	Since inception[4]	Senior Managing Director and Portfolio Manager at First Republic Investment Management since October 2015.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.

Name, Address[1] and Age	Position(s) held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships[3]
Jeffrey L. Weiss Age: 61	Trustee	Since inception[4]	Private Investor since June 2012; Managing Partner of Colter Lewis Investment Partners since January 2018.	Eagle Point Income Company Inc. and Eagle Point Credit Company Inc.

[1]	The business address of each of our trustees is c/o Eagle Point Institutional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830.
[2]	Mr. Majewski is an interested trustee due to his position with the Adviser. Mr. Matthews is an interested trustee due to his position with Stone Point Capital LLC, which is an affiliate of the Adviser.
[3]	Eagle Point Credit Company Inc. and Eagle Point Income Company are each considered to be in the same fund complex as us and, as a result, each trustee serves as a director/trustee of three investment companies in the same complex.
[4]	Each Trustee holds an indefinite term until the Trustee’s resignation, removal, or death.

The Fund’s Statement of Additional Information includes additional information about our trustees. A copy of the Statement of Additional Information is available free of charge at www.EaglePointInstitutionalIncome.com or upon request by calling (866) 661-6615.

Officers

Information regarding our officers who are not trustees is as follows:

Name, Address[1] and Age	Positions Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During the Last Five Years
Kenneth P. Onorio Age: 54	Chief Financial Officer, Principal Accounting Officer and Chief Operating Officer	Since inception

Chief Financial Officer of Eagle Point Credit Company Inc. since July 2014 and Chief Operating Officer of Eagle Point Credit Company Inc. since November 2014; Chief Financial Officer and Chief Operating Officer of Eagle Point Income Company Inc. since October 2018; Chief Financial Officer of Eagle Point Credit Management LLC since July 2014 and Eagle Point Income Management LLC since October 2018; Chief Operating Officer of Eagle Point Credit Management LLC since August 2014 and Eagle Point Income Management since October 2018.

Nauman S. Malik Age: 42	Chief Compliance Officer	Since inception

Chief Compliance Officer of Eagle Point Credit Company Inc. since September 2015; Chief Compliance Officer of Eagle Point Income Company Inc. since October; General Counsel of Eagle Point Credit Management LLC since June 2015 and Eagle Point Income Management LLC since October 2018; Chief Compliance Officer of Eagle Point Credit Management LLC from September 2015 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020.

Courtney B. Fandrick Age: 40	Secretary	Since inception

Chief Compliance Officer of Eagle Point Credit Management LLC and Eagle Point Income Management LLC since April 2020; Deputy Chief Compliance Officer of Eagle Point Credit Management LLC from December 2014 to March 2020 and Eagle Point Income Management LLC from October 2018 to March 2020; Secretary of Eagle Point Credit Company Inc. since August 2015 and Eagle Point Institutional Income Company Inc. since October 2018.

[1]	The business address of each of our officers is c/o Eagle Point Institional Income Fund, 600 Steamboat Road, Suite 202, Greenwich, Connecticut 06830. All of our officers are officers or employees of the Adviser.
[2]	Each officer holds office until his or her successor is chosen and qualifies, or until his or her earlier resignation or removal.

Trustee and Officer Compensation

Our independent Trustees received compensation from the Fund in the amounts set forth in the following table during the period from June 1, 2022 to June 30, 2022.

Name	Aggregate Compensation from the Fund[1,2]
Scott W. Appleby	$2,178
Kevin F. McDonald	$2,055
Paul E. Tramontano	$2,055
Jeffrey L. Weiss	$2,465
TOTAL	$8,753	*

* Includes amounts that were payable to trustees as of June 30, 2022 in respect of the period from June 1, 2022 to June 30, 2022. Such amounts were paid in the immediately following fiscal period.

[1]	For a discussion of the independent trustee compensation, see below.
[2]	The Fund does not maintain a pension plan or retirement plan for any of our trustees.

As compensation for serving on the Board, each independent trustee receives an annual fee of $25,000, as well as reasonable out-of-pocket expenses incurred in attending Board and committee meetings. The chairman of the audit committee receives an additional annual fee of $5,000 and the chairman of the nominating committee receives an additional annual fee of $1,500 for their additional services in these capacities. To the extent the Fund’s net asset value attributable to Shares of beneficial interest, and the paid-in, or stated, capital of any preferred shares of beneifical interest, exceeds $200 million, the annual fee increases to $40,000 for each independent trustee. The additional fees for the chairman of the audit and nominating committee also increase to $7,500 and $2,500, respectively.

No compensation is, or is expected to be, paid by us to our trustees who are “interested persons” of us, as such term is defined in the 1940 Act, or to our officers. Our officers are compensated by the Adviser or one of its affiliates, as applicable.

We have entered into an Administration Agreement pursuant to which Eagle Point Administration LLC, our administrator (“Eagle Point Administration”), performs, or arranges for the performance of, our required administrative services, among other things. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Eagle Point Administration’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and chief compliance officer and our allocable portion of the compensation of any administrative support staff. Our allocable portion of such total compensation is based on an allocation of the time spent on us relative to other matters. The Administration Agreement will remain in effect if approved by the Board, including by a majority of our independent trustees, on an annual basis. The Administration Agreement was approved by the Board in January 2022.

Investment Advisory Agreement

At a meeting held on January 25, 2022, the Board, including all of the independent Trustees (voting separately), unanimously voted to approve the investment advisory agreement (the “Investment Advisory Agreement”) by and between the Fund and the Adviser for an initial two-year period. The Board, including all of the independent Trustees (voting separately), subsequently approved an amendment to the Investment Advisory Agreement at its meeting held on February 11, 2022.

In reaching a decision to approve the Investment Advisory Agreement, the Board, assisted by the advice of fund counsel, requested and received a significant amount of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services to be performed by the Adviser, including the investment performance of other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (2) information regarding the expected fees and other expenses to be paid by the Fund, including the cost of services to be provided by the Adviser and its affiliate; (3) comparative information on fees and expenses borne by other comparable registered investment companies and business development companies, and certain other accounts advised by the Adviser; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.

The Board’s decision to approve the Investment Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services and Performance

The Board reviewed and considered the nature, extent and quality of the services proposed to be provided by the Adviser under the Investment Advisory Agreement and by its affiliate under a separate administration agreement and the services proposed to be provided to the Fund by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the qualifications, background and experience of the staff and personnel of the Adviser that were proposed to be primarily responsible for the day-to-day portfolio management of the Fund, including their experience in managing portfolios of CLO securities and the CLO industry knowledge of the Adviser’s senior investment team, and the proposed investment objectives and strategies of the Fund.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber professional personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to align personnel interests with the long-term success of the Adviser’s clients, including the Fund.

In addition, the Board reviewed information about the Adviser’s investment process, financial stability and investment and risk management programs and legal and compliance programs of the Adviser, and the Fund’s proposed use of leverage, the different forms of leverage proposed to be used by the Fund, and the effect that such proposed leverage may have on the Fund’s portfolio and performance.

The Board also considered and discussed the performance results for various periods of time of (1) funds and accounts managed by the Adviser and its affiliates that invest primarily in majority CLO securities, including CLO equity securities (including two publicly-traded registered closed-end funds), (2) registered closed-end funds and business development companies managed by third-party advisers that allocate a significant portion of their capital to CLO debt and equity securities and other related securities (the “Comparable Funds”), and (3) a composite of estimates of CLO equity performance published by several Wall Street research firms. As the Fund had not yet commenced operations, the Board did not review information about the Fund’s performance. The Board considered the Adviser’s capabilities in managing investment strategies involving CLO equity and noted that the Board is familiar with the capabilities of the Adviser’s personnel through its supervision of other funds managed by the Adviser and its affiliate. The Board also noted that the Fund expects to use a lower level of leverage than certain Comparable Funds.

In addition, the Board considered information on the steps that the Adviser and its affiliates had taken to address market disruptions caused by the ongoing COVID-19 pandemic and discussed the potential impact of those steps and subsequent market developments on the Adviser’s ongoing operations.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Fund should benefit from, the nature, extent and quality of services proposed to be provided to the Fund by the Adviser.

Investment Advisory Fee Rates and Total Expense Ratio

The Board then reviewed and considered the advisory fee rates, including the base management fee and incentive fee, proposed to be payable by the Fund to the Adviser under the Investment Advisory Agreement and information about the projected total expense ratio of the Fund. The Board considered a comparison of the advisory fee rates and total expense ratio of each of the Comparable Funds and, as applicable, other advised accounts. The Board also reviewed and considered the proposed expense limitations arrangements and how such arrangements would limit certain expenses of the Fund and how the Adviser could recoup certain expense payments if certain conditions are met. Among other things, the Board considered the differences between the proposed investment strategy of the Fund and the strategy of each of the Comparable Funds and noted that each of the Fund’s proposed management fee and projected total expense ratio was generally comparable to the Comparable Funds. The Board also considered that the proposed management fee structure for the Fund is substantially similar to that of another fund managed by the Adviser with the exception that the other fund’s management fee is based on total equity whereas the Fund’s management fee would be based on managed assets. The Board noted the differences between the structure of the Fund and that of the other fund managed by the Adviser, and the reasons provided by the Adviser regarding the difference in fee structures.

In considering the proposed management fee, the Board also discussed the Fund’s expected use of leverage. The Board noted that while the Adviser believes that the prudent use of leverage is in the best interests of the Fund and its shareholders, the use of leverage has the potential to increase the Adviser’s base management fee and incentive fee, and therefore may create a conflict of interest with the Fund’s shareholders.

Based on its review, the Board concluded that each of the Fund’s proposed advisory fee rates and projected total expense ratio is fair and reasonable in light of the services proposed to be provided to the Fund and other factors considered.

Profitability

The Board next considered that due to the difficulty of projecting future asset raising with a reasonable degree of certainty (as well as the relative size of future fixed costs) and other factors, the Adviser was unable to provide a reliable estimate of projected profitability to the Adviser from its relationship with the Fund that would be useful to the Board. The Board also considered that the Adviser would provide an update to the Trustees regarding Fund-level profitability in connection with the Board’s first meeting to consider the renewal of the Investment Advisory Agreement.

Economies of Scale

The Board considered the potential growth of the Fund and information regarding whether the Investment Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Fund. The Board considered that, given (1) the complexity and time required to manage and monitor the types of CLO securities in which the Fund would invest, (2) the resource-intensive nature of acquiring and disposing of certain of the Fund’s expected investments in the primary markets (particularly with respect to CLO equity investments), and (3) the limited size of individual CLO transactions, any growth in the Fund’s assets would be expected to require additional investment resources, including personnel, and therefore generally would not meaningfully reduce the per unit cost of managing the portfolio. The Board also considered the Adviser’s expected limits on the investment capacity for the strategy of the Fund. Based on the foregoing, the Board concluded that the opportunity of the Fund to realize significant economies of scale is limited and that the lack of breakpoints in the fee structure was appropriate given the Fund’s investment objectives and strategies.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Fund. Based on information provided by the Adviser, the Board of Trustees concluded that these benefits were not material.

Based on the information reviewed and the discussions detailed above, the Board reached a determination, through the exercise of its business judgment, that the compensation expected to be payable to the Adviser pursuant to the Investment Advisory Agreement was fair and reasonable in light of the services to be provided to the Fund by the Adviser and other factors considered.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund Form N-PORT is available without charge, upon request by calling (866) 661-6615, or from the EDGAR Database on the SEC’s website (www.sec.gov).

Privacy Notice

The Fund is committed to protecting your privacy. This privacy notice explains the privacy policies of Eagle Point Institutional Income Fund and its affiliated companies. The terms of this notice apply to both current and former shareholders. The Fund will safeguard, according to strict standards of security and confidentiality, all information it receives about you. With regard to this information, the Fund maintains procedural safeguards that are reasonably designed to comply with federal standards.  We have implemented procedures that are designed to restrict access to your personal information to authorized employees of the Fund’s investment adviser, Eagle Point Credit Management LLC and its affiliates who need to know your personal information to perform their jobs, and in connection with servicing your account. The Fund’s goal is to limit the collection and use of information about you. While we may share your personal information with our affiliates in connection with servicing your account, our affiliates are not permitted to share your information with non-affiliated entities, except as permitted or required by law.

When you purchase the Fund’s Shares and in the course of providing you with products and services, we and certain of our service providers, such as a transfer agent, may collect personal information about you, such as your name, address, social security number or tax identification number. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or information captured on applicable websites.

We do not disclose any personal information provided by you or gathered by us to non-affiliated third parties, except as permitted or required by law or for our everyday business purposes, such as to process transactions or service your account. For example, we may share your personal information in order to send you annual and semiannual reports and other information required by law, and to send you information the Fund believes may be of interest to you. We may disclose your personal information to unaffiliated third party financial service providers (which may include a custodian, transfer agent, accountant or financial printer) who need to know that information in order to provide services to you or to the Fund. These companies are required to protect your information and use it solely for the purpose for which they received it or as otherwise permitted by law. We may also provide your personal information to your brokerage or financial advisory firm and/or to your financial adviser or consultant, as well as to professional advisors, such as accountants, lawyers and consultants.

We reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required by law, such as in accordance with a court order or at the request of government regulators or law enforcement authorities or to protect our rights or property. We may also disclose your personal information to a non-affiliated third party at your request or if you consent in writing to the disclosure.

If you have any queries or concerns about the privacy of your personal information, please contact our investor relations team (866) 661-6615.

We will review this policy from time to time and may update it at our discretion.

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End of Semiannual Report. Back Cover Follows.

Eagle Point Institutional Income Fund

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(866) 661 6615

Investment Adviser

Eagle Point Credit Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent

UMB Fund Services, Inc.

235 West Galena Street
Milwaukee, WI 53212
(866) 661 6615

www.EaglePointInstitutionalIncome.com

© Eagle Point Institutional Income Fund. All rights reserved.

Item 2. Code of Ethics

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 4. Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 5. Audit Committee of Listed Registrant

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 6. Investments

A schedule of investments is included in the Company’s report to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The information required by this Item is only required in an annual report on this Form N-CSR.

Item 8. Portfolio Managers of Closed-End Investment Companies

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	There has been no change, as of the date of the filing of this N-CSR, to any of the portfolio managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

There have been no purchases by or on behalf of the registrant of shares or other units of any class of the registrant’s equity securities that are registered pursuant to Section 12 of the Exchange Act during the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30(a)-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activity during the six months ended June 30, 2022.

Item 13. Exhibits

(a) (2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE POINT INSTITUTIONAL INCOME FUND

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer

Date:	August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacity and on the dates indicated.

By:	/s/ Thomas P. Majewski
Thomas P. Majewski
Chief Executive Officer (principal executive officer)

Date:	August 29, 2022

By:	/s/ Kenneth P. Onorio
Kenneth P. Onorio
Chief Financial Officer (principal financial officer)

Date:	August 29, 2022